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                                                                      Exhibit 23

                       WESTCOAST HOSPITALITY CORPORATION
                          Consent of BDO Seidman, LLP

                       Consent of Independent Accountants


WestCoast Hospitality Corporation
Spokane, Washington


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-60791) of WestCoast Hospitality Corporation of our report dated February 2, 2004, except for Note 18, as to which the date is March 16, 2004, relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.

                                                /s/ BDO Seidman, LLP

Spokane, Washington

March 26, 2004